Exhibit 99.2

BWX Technologies, Inc. Launches Cash Tender Offers and Consent Solicitations for its 4.125% Senior Notes due 2028 and 4.125% Senior Notes due 2029

(LYNCHBURG, Va. – Nov. 4, 2026) BWX Technologies, Inc. (NYSE: BWXT) (“BWXT”) announced today that it has commenced (i) offers to purchase for cash (the “Offers”) from each holder and beneficial owner (each, a “Holder”) any and all of its outstanding 4.125% Senior Notes due 2028 (CUSIP Nos. 05605H AB6 / U12213 AB7) (the “2028 Notes”) and 4.125% Senior Notes due 2029 (CUSIP Nos. 05605H AC4 / U12213 AC5) (the “2029 Notes” and, together with the 2028 Notes, the “Notes” and each, a “Series”) and (ii) solicitations (the “Solicitations”) of consents (“Consents”) to certain proposed amendments to each of the indentures governing the Notes (as amended or supplemented, the “Indentures”), as described below. The Offers and the Solicitations are being made on the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated the date hereof (the “Statement”). Capitalized terms used but not defined in this press release have the meanings given to them in the Statement.

The following table summarizes the material economic terms of the Offers and the Solicitations:

Title of Notes	CUSIP	Outstanding Principal Amount	UST Reference Security	Bloomberg Reference Page(1)	Fixed Spread (bps) (2)
4.125% Senior Notes due 2028	05605H AB6 / U12213 AB7	$400,000,000	4.125% U.S. Treasury Notes Due June 30, 2028	FIT 4	+50
4.125% Senior Notes due 2029	05605H AC4 / U12213 AC5	$400,000,000	3.875% U.S. Treasury Notes due April 15, 2029	FIT 5	+50

(1)	The applicable page on Bloomberg from which the dealer manager for the Offers and the Solicitations will quote the bid side price of the applicable U.S. Treasury security.
(2)	The Consideration per $1,000 principal amount of Notes validly tendered and not validly withdrawn and Consents validly delivered and not validly revoked at or prior to the Expiration Time and accepted for purchase will be calculated by reference to the applicable Fixed Spread over the applicable Reference Yield. The Consideration does not include accrued and unpaid interest on such Notes from the last interest payment date to, but not including, the Settlement Date, which will be paid in addition to the Consideration.

The Offers and the Solicitations will expire at 5:00 p.m., New York City time, on November 10, 2026, unless extended or earlier terminated by BWXT (the “Expiration Time”). Tendered Notes may be withdrawn and Consents may be revoked (i) at any time at or prior to the earlier of (x) the Expiration Time and (y) in the event that the Offers and the Solicitations are extended, the tenth business day after commencement of the Offers and the Solicitations (the “Commencement Date”), and (ii) after the 60th business day after the Commencement Date if for any reason the Offers and the Solicitations have not been consummated within 60 business days after the Commencement Date.

The consideration (the “Consideration”) for each Series of Notes validly tendered and not validly withdrawn and Consents validly delivered and not validly revoked at or prior to the Expiration Time and accepted for purchase will be determined in the manner described in the Statement. The Consideration will be set by reference to the fixed spread specified in the table above over the yield to maturity of the applicable U.S. Treasury reference security specified in the table above. Such determination will be made at 3:00 p.m., New York City time, on November 10, 2026. The applicable Consideration, plus accrued and unpaid interest, for Notes that are validly tendered and Consents that are validly delivered at or prior to the Expiration Time and accepted for purchase will be paid by BWXT promptly following the Expiration Time (the “Settlement Date”). BWXT expects the Settlement Date will be November 13, 2026, the second business day after the Expiration Time.

Tenders of Notes and delivery of Consents pursuant to the Offers and the Solicitations will be accepted only in principal amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted. Holders who tender less than all of their Notes must continue to hold Notes in at least the minimum authorized denominations set forth above.

In connection with the Offers, BWXT is soliciting Consents to (i) eliminate substantially all of the restrictive covenants and certain events of default in each of the Indentures and (ii) accelerate BWXT’s ability to satisfy and discharge the Indentures and any Notes that are not purchased in the Offers (collectively, the “Proposed Amendments”). In order for the Proposed Amendments to be adopted with respect to a Series of Notes, Consents must be received in respect of not less than a majority in aggregate principal amount of the outstanding Notes of such Series (the “Requisite Consents”). Assuming receipt of the Requisite Consents for a Series of Notes, BWXT expects to execute and deliver a supplemental indenture to the applicable Indenture (a “New Supplemental Indenture”) promptly following the Expiration Time. The New Supplemental Indentures will become effective upon execution, but the Proposed Amendments will not become operative until the Notes with respect to which Consents have been delivered are paid for on the Settlement Date. If an Offer is terminated or withdrawn for a Series, or a Series of Notes is never accepted for purchase, the Proposed Amendments with respect to such Series will not become operative. The Proposed Amendments for each Series are being presented as one proposal for such Series. Accordingly, the delivery of a Consent by a Holder with respect to a Series of Notes will constitute delivery of a Consent to all of the Proposed Amendments for such Series, and the delivery of a Consent purporting to consent to only some of the Proposed Amendments will not be valid.

BWXT’s obligation to accept for purchase, and to pay for, Notes and Consents validly tendered or delivered and not validly withdrawn or revoked pursuant to the Offers and the Solicitations is subject to the satisfaction or waiver of certain conditions described in the Statement, including (1) the successful completion of an offering (the “New Notes Offering”) of one or more series of senior guaranteed unsecured notes (the “New Notes”) generating net proceeds that, together with cash on hand, are sufficient in BWXT’s reasonable judgment to effect (i) the repurchase of Notes validly tendered and Consents validly delivered, which are accepted for purchase pursuant to the Offers and the Solicitations, and (ii) the satisfaction and discharge or covenant defeasance of the Indentures and any Notes that are not purchased in the Offers, and to pay the costs and expenses incurred in connection with the foregoing, and (2) certain general conditions, each as described in the Statement. BWXT may waive any condition, in whole or in part, with respect to either or both Series, and may amend, extend or terminate the Offers and the Solicitations, subject to applicable law. No assurance can be given that the New Notes Offering will be completed. The New Notes Offering is not conditioned upon the consummation of the Offers and the Solicitations.

If the Proposed Amendments become operative, any Notes that are not purchased pursuant to the Offers may be satisfied and discharged more than one year in advance of their maturity date. If there are any Notes that remain outstanding following the consummation of the Offers, BWXT intends to satisfy and discharge the applicable Indenture or effect covenant defeasance with respect to such Notes, as described below. If the Requisite Consents are obtained with respect to a Series and the Proposed Amendments become operative, BWXT intends to effect the satisfaction and discharge of the applicable Indenture in accordance with the provisions thereof (as amended by the Proposed Amendments) on the Settlement Date, upon which the guarantees of such Notes by the Guarantors will be released. If the Requisite Consents are not obtained with respect to a Series, BWXT intends to effect covenant defeasance with respect to such Series of Notes in accordance with the terms of the applicable Indenture, in which case Holders of such Notes will continue to receive interest on each scheduled interest payment date and principal on the stated maturity date but will not benefit from any restrictive covenants and related events of default removed pursuant to such covenant defeasance or from the guarantees of such Notes by the Guarantors, which will be released upon the satisfaction of the conditions to such covenant defeasance. The Proposed Amendments do not need to be adopted in order to effect covenant defeasance with respect to either or both Series of Notes in accordance with the terms of the applicable Indenture. There can be no assurance that the Indentures will be satisfied and discharged or that covenant defeasance will be effected with respect to either Series of Notes.

By validly tendering Notes of a Series, a Holder will automatically deliver its Consent to the Proposed Amendments to the Indenture governing that Series. Holders may not deliver Consents without tendering the related Notes, and a valid withdrawal of tendered Notes will constitute a revocation of the related Consents. If the Requisite Consents are received with respect to a Series and the Proposed Amendments become operative, the Proposed Amendments will be binding on all the Holders of Notes of such Series, including those that do not tender their Notes in the Offers.

Holders are advised to check with any broker, dealer, commercial bank, trust company or other nominee through which they hold Notes as to when it would need to receive instructions to participate in, or (where permitted) withdraw from, the Offers and the Solicitations. The deadlines set by any such nominee and The Depository Trust Company (“DTC”) will be earlier than those specified in this press release and the Statement. Notes must be tendered through DTC’s Automated Tender Offer Program. There is no letter of transmittal and there are no guaranteed delivery procedures with respect to the Offers and the Solicitations.

BWXT has retained D.F. King & Co., Inc. as the tender and information agent, and J.P. Morgan Securities LLC as the sole dealer manager and the sole solicitation agent, for the Offers and the Solicitations. Requests for copies of the Statement and questions about tender procedures may be directed to D.F. King & Co., Inc. at (212) 993-9750 (banks and brokers) or (800) 628-8532 (toll-free), or by email at BWXT@dfking.com. Copies are also available at www.dfking.com/BWXT. Questions about the terms of the Offers and the Solicitations may be directed to J.P. Morgan Securities LLC at (212) 834-7489 (collect) or (866) 834-4666 (toll-free).

This press release is for informational purposes only. This press release shall not constitute an offer to buy or a solicitation of an offer to sell any Notes, a solicitation of Consents with respect to the Notes or the Proposed Amendments, or an offer to sell or the solicitation of an offer to buy any other securities, including the New Notes. The New Notes to be issued in the New Notes Offering have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. In no event will the information contained in this press release regarding the New Notes Offering constitute an offer to sell or a solicitation of an offer to buy any securities in the New Notes Offering.

No representation is made as to the correctness or accuracy of the CUSIP numbers listed in this press release or printed on the Notes. They are provided solely for the convenience of the reader.

The Offers and the Solicitations are being made solely pursuant to the Statement, which sets forth the complete terms and conditions of the Offers and the Solicitations. Holders of the Notes are urged to read the Statement carefully before making any decision with respect to the Offers and the Solicitations. None of BWXT, its management or board of directors, the trustee, the dealer manager, the tender and information agent or DTC makes any recommendation as to whether Holders should tender Notes and deliver Consents. Holders must make their own decision as to whether to tender Notes and deliver Consents and, if so, the principal amount of Notes to tender. The Offers and the Solicitations are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would be unlawful under the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities, blue sky or other laws require the Offers and the Solicitations to be made by a licensed broker or dealer, the Offers and the Solicitations will be deemed to be made on behalf of BWXT by the dealer manager or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements based on BWXT’s current expectations and assumptions. These include statements about the conduct, terms, timing and completion of the Offers and the Solicitations, the adoption and operativeness of the Proposed Amendments, the proposed New Notes Offering, the satisfaction and discharge or covenant defeasance of the Indentures and any Notes that are not purchased in the Offers, and the intended use of the net proceeds from the New Notes Offering. Forward-looking statements can generally be identified by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “plan,” “seek,” “goal,” “could,” “intend,” “may,” “would,” “should,” “will” or other words that convey the uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are beyond BWXT’s control, that could cause actual results to differ materially from those expressed or implied. These factors include market conditions, prevailing interest rates and fluctuations in the price of U.S. Treasury securities. They also include BWXT’s ability to complete the New Notes Offering on acceptable terms or at all, the satisfaction or waiver of the conditions to the Offers and the Solicitations, and whether the Requisite Consents are received. As a contractor to the U.S. Government, BWXT is also subject to risks that include, without limitation, budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the risk of government shutdowns, including the risk of program cancellations, schedule delays, production halts and other disruptions and nonpayment and changing funding and acquisition priorities. For more information on these and other risks and uncertainties, see “Risk Factors” in BWXT’s Annual Report on Form 10-K for the year ended December 31, 2025 and its subsequent filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except as required by applicable law, BWXT does not intend, and undertakes no obligation, to update or revise any forward-looking statement to reflect events or circumstances after the date of this press release, whether as a result of new information, future events or otherwise.

About BWXT

At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. A U.S.-based company with more than 11,000 employees, BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, nuclear medicine, space exploration and environmental restoration. BWXT owns and operates 19 manufacturing facilities globally, and its 14 strategic partnerships support the U.S. and Canadian governments at more than two dozen additional locations.

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Media Contact

John Dobken

Senior Manager, Media & Public Relations

202.428.6913

jcdobken@bwxt.com

Investor Contact

Chase Jacobson

Vice President, Investor Relations
980.365.4300

investors@bwxt.com